Exhibit 99.1

Microsoft Cloud Strength Drives Fourth Quarter Results

REDMOND, Wash. — July 30, 2024 — Microsoft Corp. today announced the following results for the quarter ended June 30, 2024, as compared to the corresponding period of last fiscal year:

•
Revenue was $64.7 billion and increased 15% (up 16% in constant currency)
•
Operating income was $27.9 billion and increased 15% (up 16% in constant currency)
•
Net income was $22.0 billion and increased 10% (up 11% in constant currency)
•
Diluted earnings per share was $2.95 and increased 10% (up 11% in constant currency)

“Our strong performance this fiscal year speaks both to our innovation and to the trust customers continue to place in Microsoft,” said Satya Nadella, chairman and chief executive officer of Microsoft. “As a platform company, we are focused on meeting the mission-critical needs of our customers across our at-scale platforms today, while also ensuring we lead the AI era.”

“We closed out our fiscal year with a solid quarter, highlighted by record bookings and Microsoft Cloud quarterly revenue of $36.8 billion, up 21% (up 22% in constant currency) year-over-year,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

Business Highlights

Revenue in Productivity and Business Processes was $20.3 billion and increased 11% (up 12% in constant currency), with the following business highlights:

•
Office Commercial products and cloud services revenue increased 12% (up 13% in constant currency) driven by Office 365 Commercial revenue growth of 13% (up 14% in constant currency)
•
Office Consumer products and cloud services revenue increased 3% (up 4% in constant currency) and Microsoft 365 Consumer subscribers grew to 82.5 million
•
LinkedIn revenue increased 10% (up 9% in constant currency)
•
Dynamics products and cloud services revenue increased 16% driven by Dynamics 365 revenue growth of 19% (up 20% in constant currency)

Revenue in Intelligent Cloud was $28.5 billion and increased 19% (up 20% in constant currency), with the following business highlights:

•
Server products and cloud services revenue increased 21% (up 22% in constant currency) driven by Azure and other cloud services revenue growth of 29% (up 30% in constant currency)

Revenue in More Personal Computing was $15.9 billion and increased 14% (up 15% in constant currency), with the following business highlights:

•
Windows revenue increased 7% (up 8% in constant currency) with Windows OEM revenue growth of 4% and Windows Commercial products and cloud services revenue growth of 11% (up 12% in constant currency)
•
Devices revenue decreased 11% (down 9% in constant currency)
•
Xbox content and services revenue increased 61% driven by 58 points of net impact from the Activision acquisition
•
Search and news advertising revenue excluding traffic acquisition costs increased 19%

Microsoft returned $8.4 billion to shareholders in the form of share repurchases and dividends in the fourth quarter of fiscal year 2024.

Fiscal Year 2024 Results

Microsoft Corp. today announced the following results for the fiscal year ended June 30, 2024, as compared to the corresponding period of last fiscal year:

•
Revenue was $245.1 billion and increased 16% (up 15% in constant currency)
•
Operating income was $109.4 billion and increased 24%, and increased 22% non-GAAP (up 21% in constant currency)
•
Net income was $88.1 billion and increased 22%, and increased 20% non-GAAP
•
Diluted earnings per share was $11.80 and increased 22%, and increased 20% non-GAAP

The following table reconciles our financial results for the fiscal year ended June 30, 2024, reported in accordance with generally accepted accounting principles (GAAP) to non-GAAP financial results. Additional information regarding our non-GAAP definition is provided below. All growth comparisons relate to the corresponding period in the last fiscal year.

	Twelve Months Ended June 30,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2023 As Reported (GAAP)	$211,915	$88,523	$72,361	$9.68
Severance, hardware-related impairment, and lease consolidation costs	-	1,171	946	0.13
2023 As Adjusted (non-GAAP)	$211,915	$89,694	$73,307	$9.81
2024 As Reported (GAAP)	$245,122	$109,433	$88,136	$11.80
Percentage Change Y/Y (GAAP)	16%	24%	22%	22%
Percentage Change Y/Y Constant Currency	15%	23%	21%	21%
Percentage Change Y/Y (non-GAAP)	16%	22%	20%	20%
Percentage Change Y/Y (non-GAAP) Constant Currency	15%	21%	20%	20%

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Enhancements

Every quarter Microsoft delivers hundreds of products, either as new releases, services, or enhancements to current products and services. These releases are a result of significant research and development investments, made over multiple years, designed to help customers be more productive and secure and to deliver differentiated value across the cloud and the edge.

Here are the major product releases and other highlights for the quarter, organized by product categories, to help illustrate how we are accelerating innovation across our businesses while expanding our market opportunities.

Environmental, Social, and Governance (ESG)

To learn more about Microsoft’s corporate governance and our environmental and social practices, please visit our investor relations Board and ESG website and reporting at Microsoft.com/transparency.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Brett Iversen, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. The webcast will be available for replay through the close of business on July 30, 2025.

Non-GAAP Definition

Q2 charge. In the second quarter of fiscal year 2023, Microsoft recorded costs related to decisions announced on January 18th, 2023, including employee severance expenses, impairment charges resulting from changes to our hardware portfolio, and costs related to lease consolidation activities.

Microsoft has provided non-GAAP financial measures related to the Q2 charge to aid investors in better understanding our performance. Microsoft believes these non-GAAP measures assist investors by providing additional insight into its operational performance and help clarify trends affecting its business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended June 30,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2023 As Reported (GAAP)	$56,189	$24,254	$20,081	$2.69
2024 As Reported (GAAP)	$64,727	$27,925	$22,036	$2.95
Percentage Change Y/Y (GAAP)	15%	15%	10%	10%
Constant Currency Impact	$(345)	$(218)	$(269)	$(0.04)
Percentage Change Y/Y Constant Currency	16%	16%	11%	11%

	Twelve Months Ended June 30,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2023 As Reported (GAAP)	$211,915	$88,523	$72,361	$9.68
2023 As Adjusted (non-GAAP)	$211,915	$89,694	$73,307	$9.81
2024 As Reported (GAAP)	$245,122	$109,433	$88,136	$11.80
Percentage Change Y/Y (GAAP)	16%	24%	22%	22%
Percentage Change Y/Y (non-GAAP)	16%	22%	20%	20%
Constant Currency Impact	$900	$717	$312	$0.04
Percentage Change Y/Y Constant Currency	15%	23%	21%	21%
Percentage Change Y/Y (non-GAAP) Constant Currency	15%	21%	20%	20%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended June 30,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2023 As Reported (GAAP)	$18,291	$23,993	$13,905
2024 As Reported (GAAP)	$20,317	$28,515	$15,895
Percentage Change Y/Y (GAAP)	11%	19%	14%
Constant Currency Impact	$(106)	$(174)	$(65)
Percentage Change Y/Y Constant Currency	12%	20%	15%

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended June 30, 2024

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	21%	1%	22%
Office Commercial products and cloud services	12%	1%	13%
Office 365 Commercial	13%	1%	14%
Office Consumer products and cloud services	3%	1%	4%
LinkedIn	10%	(1)%	9%
Dynamics products and cloud services	16%	0%	16%
Dynamics 365	19%	1%	20%
Server products and cloud services	21%	1%	22%
Azure and other cloud services	29%	1%	30%
Windows	7%	1%	8%
Windows OEM	4%	0%	4%
Windows Commercial products and cloud services	11%	1%	12%
Devices	(11)%	2%	(9)%
Xbox content and services	61%	0%	61%
Search and news advertising excluding traffic acquisition costs	19%	0%	19%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) creates platforms and tools powered by AI to deliver innovative solutions that meet the evolving needs of our customers. The technology company is committed to making AI available broadly and doing so responsibly, with a mission to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

•
intense competition in all of our markets that may adversely affect our results of operations;
•
focus on cloud-based and AI services presenting execution and competitive risks;
•
significant investments in products and services that may not achieve expected returns;
•
acquisitions, joint ventures, and strategic alliances that may have an adverse effect on our business;
•
impairment of goodwill or amortizable intangible assets causing a significant charge to earnings;

•
cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
•
disclosure and misuse of personal data that could cause liability and harm to our reputation;
•
the possibility that we may not be able to protect information stored in our products and services from use by others;
•
abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
•
products and services, how they are used by customers, and how third-party products and services interact with them, presenting security, privacy, and execution risks;
•
issues about the use of artificial intelligence in our offerings that may result in reputational or competitive harm, or legal liability;
•
excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
•
quality or supply problems;
•
government enforcement under competition laws and new market regulation may limit how we design and market our products;
•
potential consequences of trade and anti-corruption laws;
•
potential consequences of existing and increasing legal and regulatory requirements;
•
laws and regulations relating to the handling of personal data that may impede the adoption of our services or result in increased costs, legal claims, fines, or reputational damage;
•
claims against us that may result in adverse outcomes in legal disputes;
•
uncertainties relating to our business with government customers;
•
additional tax liabilities;
•
sustainability regulations and expectations that may expose us to increased costs and legal and reputational risk;
•
an inability to protect and utilize our intellectual property may harm our business and operating results;
•
claims that Microsoft has infringed the intellectual property rights of others;
•
damage to our reputation or our brands that may harm our business and results of operations;
•
adverse economic or market conditions that may harm our business;
•
catastrophic events or geo-political conditions, such as the COVID-19 pandemic, that may disrupt our business;
•
exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange and
•
the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of June 30, 2024. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Brett Iversen, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2024	2023	2024	2023

Revenue:
Product	$13,217	$16,853	$64,773	$64,699
Service and other	51,510	39,336	180,349	147,216

Total revenue	64,727	56,189	245,122	211,915

Cost of revenue:
Product	1,438	3,871	15,272	17,804
Service and other	18,246	12,924	58,842	48,059

Total cost of revenue	19,684	16,795	74,114	65,863

Gross margin	45,043	39,394	171,008	146,052
Research and development	8,056	6,739	29,510	27,195
Sales and marketing	6,816	6,204	24,456	22,759
General and administrative	2,246	2,197	7,609	7,575

Operating income	27,925	24,254	109,433	88,523
Other income (expense), net	(675)	473	(1,646)	788

Income before income taxes	27,250	24,727	107,787	89,311
Provision for income taxes	5,214	4,646	19,651	16,950

Net income	$22,036	$20,081	$88,136	$72,361

Earnings per share:
Basic	$2.96	$2.70	$11.86	$9.72
Diluted	$2.95	$2.69	$11.80	$9.68

Weighted average shares outstanding:
Basic	7,433	7,434	7,431	7,446
Diluted	7,472	7,467	7,469	7,472

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Net income	$22,036	$20,081	$88,136	$72,361

Other comprehensive income (loss), net of tax:
Net change related to derivatives	(4)	20	24	(14)
Net change related to investments	88	(648)	957	(1,444)
Translation adjustments and other	(239)	(71)	(228)	(207)

Other comprehensive income (loss)	(155)	(699)	753	(1,665)

Comprehensive income	$21,881	$19,382	$88,889	$70,696

BALANCE SHEETS

(In millions) (Unaudited)

	June 30, 2024	June 30, 2023

Assets
Current assets:
Cash and cash equivalents	$18,315	$34,704
Short-term investments	57,228	76,558

Total cash, cash equivalents, and short-term investments	75,543	111,262
Accounts receivable, net of allowance for doubtful accounts of $830 and $650	56,924	48,688
Inventories	1,246	2,500
Other current assets	26,021	21,807

Total current assets	159,734	184,257
Property and equipment, net of accumulated depreciation of $76,421 and $68,251	135,591	95,641
Operating lease right-of-use assets	18,961	14,346
Equity and other investments	14,600	9,879
Goodwill	119,220	67,886
Intangible assets, net	27,597	9,366
Other long-term assets	36,460	30,601

Total assets	$512,163	$411,976

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$21,996	$18,095
Short-term debt	6,693	0
Current portion of long-term debt	2,249	5,247
Accrued compensation	12,564	11,009
Short-term income taxes	5,017	4,152
Short-term unearned revenue	57,582	50,901
Other current liabilities	19,185	14,745

Total current liabilities	125,286	104,149
Long-term debt	42,688	41,990
Long-term income taxes	27,931	25,560
Long-term unearned revenue	2,602	2,912
Deferred income taxes	2,618	433
Operating lease liabilities	15,497	12,728
Other long-term liabilities	27,064	17,981

Total liabilities	243,686	205,753

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,434 and 7,432	100,923	93,718
Retained earnings	173,144	118,848
Accumulated other comprehensive loss	(5,590)	(6,343)

Total stockholders' equity	268,477	206,223

Total liabilities and stockholders' equity	$512,163	$411,976

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Operations
Net income	$22,036	$20,081	$88,136	$72,361
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	6,380	3,874	22,287	13,861
Stock-based compensation expense	2,696	2,416	10,734	9,611
Net recognized losses on investments and derivatives	44	44	305	196
Deferred income taxes	(1,145)	(1,888)	(4,738)	(6,059)
Changes in operating assets and liabilities:
Accounts receivable	(13,246)	(11,244)	(7,191)	(4,087)
Inventories	55	374	1,284	1,242
Other current assets	(2,528)	(2,419)	(1,648)	(1,991)
Other long-term assets	(1,240)	(1,548)	(6,817)	(2,833)
Accounts payable	4,204	1,311	3,545	(2,721)
Unearned revenue	15,657	14,224	5,348	5,535
Income taxes	(806)	681	1,687	(358)
Other current liabilities	4,652	2,762	4,867	2,272
Other long-term liabilities	436	102	749	553

Net cash from operations	37,195	28,770	118,548	87,582

Financing
Proceeds from issuance (repayments) of debt, maturities of 90 days or less, net	(1,142)	0	5,250	0
Proceeds from issuance of debt	197	0	24,395	0
Repayments of debt	(13,065)	(1,000)	(29,070)	(2,750)
Common stock issued	534	512	2,002	1,866
Common stock repurchased	(4,210)	(5,704)	(17,254)	(22,245)
Common stock cash dividends paid	(5,574)	(5,054)	(21,771)	(19,800)
Other, net	(303)	(167)	(1,309)	(1,006)

Net cash used in financing	(23,563)	(11,413)	(37,757)	(43,935)

Investing
Additions to property and equipment	(13,873)	(8,943)	(44,477)	(28,107)
Acquisition of companies, net of cash acquired, and purchases of intangible and other assets	(1,342)	(341)	(69,132)	(1,670)
Purchases of investments	(2,831)	(11,976)	(17,732)	(37,651)
Maturities of investments	1,557	6,766	24,775	33,510
Sales of investments	2,023	5,629	10,894	14,354
Other, net	(382)	(269)	(1,298)	(3,116)

Net cash used in investing	(14,848)	(9,134)	(96,970)	(22,680)

Effect of foreign exchange rates on cash and cash equivalents	(103)	(81)	(210)	(194)

Net change in cash and cash equivalents	(1,319)	8,142	(16,389)	20,773
Cash and cash equivalents, beginning of period	19,634	26,562	34,704	13,931

Cash and cash equivalents, end of period	$18,315	$34,704	$18,315	$34,704

SEGMENT REVENUE AND OPERATING INCOME

(In millions) (Unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Revenue

Productivity and Business Processes	$20,317	$18,291	$77,728	$69,274
Intelligent Cloud	28,515	23,993	105,362	87,907
More Personal Computing	15,895	13,905	62,032	54,734

Total	$64,727	$56,189	$245,122	$211,915

Operating Income

Productivity and Business Processes	$10,143	$9,052	$40,540	$34,189
Intelligent Cloud	12,859	10,526	49,584	37,884
More Personal Computing	4,923	4,676	19,309	16,450

Total	$27,925	$24,254	$109,433	$88,523